SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2012

PEOPLES FEDERAL BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-34801	27-2814821
(State or Other Jurisdiction Identification No.)	(Commission File No.)	(I.R.S. Employer of Incorporation)

435 Market Street, Brighton, Massachusetts	02135
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (617) 254-0707

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

On July 17, 2012, the Board of Directors of the Company declared a cash dividend on the Company’s common stock of $0.03 per share for the quarter ended June 30, 2012.  The dividend will be payable to stockholders of record as of August 7, 2012 and is expected to be paid on August 17, 2012.

A copy of the press release dated July 18, 2012 giving details associated with the dividend is attached as Exhibit 99 to this report.

Item 9.01.                      Financial Statements and Exhibits.

a.	Financial Statements of Businesses Acquired.	Not Applicable.
b.	Pro Forma Financial Information.	Not Applicable.
c.	Shell Company Transactions.	Not Applicable.
d.	Exhibits.

                                 Exhibit No.                                           Description

                                  99                                                         Press Release, dated July 18, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PEOPLES FEDERAL BANCSHARES, INC.
DATE: July 18, 2012	By:	/s/ Maurice H. Sullivan, Jr.
Maurice H. Sullivan, Jr. Chairman and Chief Executive Officer